Exhibit 99.2 Investor Presentation July 2021 Image: South Passage, Australia – October 1, 2015 1Exhibit 99.2 Investor Presentation July 2021 Image: South Passage, Australia – October 1, 2015 1

Disclaimers About this Presentation This investor presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between dMY Technology Group, Inc. IV (“dMY”) and Planet Labs, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of dMY, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of dMY, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Forward Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements generally relate to our current expectations, hopes, beliefs, intentions, strategies or projections about future events or dMY’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, projections of the Company’s future financial results and other metrics and ownership of the combined company following the closing of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward- looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. You should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against dMY, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of dMY, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY’s final prospectus dated March 4, 2021 relating to its initial public offering and those risk factors relating to the Company’s business identified in the appendix to this Presentation. dMY and the Company caution that the foregoing list of factors is not exclusive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither dMY nor the Company undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by dMY relating to the Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP Gross Profit, non-GAAP Gross Margin, Adjusted free cash flow, Adjusted free cash flow margin, Adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines non-GAAP gross profit as gross profit plus stock-based compensation classified as cost of goods, and non-GAAP gross margin as the percentage of non-GAAP gross profit relative to net revenue during a given period. The Company defines Adjusted free cash flow as Adjusted EBITDA less capital expenditures, and Adjusted free cash flow margin as the percentage of Adjusted free cash flow relative to net revenue during a given period. The Company defines Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization and stock-based compensation expense. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. dMY and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. dMY and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, dMY and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company. Neither dMY’s nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, dMY and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither dMY nor the Company has independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company and dMY which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Company and dMY. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but dMY and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2Disclaimers About this Presentation This investor presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between dMY Technology Group, Inc. IV (“dMY”) and Planet Labs, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of dMY, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of dMY, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Forward Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements generally relate to our current expectations, hopes, beliefs, intentions, strategies or projections about future events or dMY’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, projections of the Company’s future financial results and other metrics and ownership of the combined company following the closing of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward- looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. You should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against dMY, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of dMY, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY’s final prospectus dated March 4, 2021 relating to its initial public offering and those risk factors relating to the Company’s business identified in the appendix to this Presentation. dMY and the Company caution that the foregoing list of factors is not exclusive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither dMY nor the Company undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by dMY relating to the Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP Gross Profit, non-GAAP Gross Margin, Adjusted free cash flow, Adjusted free cash flow margin, Adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines non-GAAP gross profit as gross profit plus stock-based compensation classified as cost of goods, and non-GAAP gross margin as the percentage of non-GAAP gross profit relative to net revenue during a given period. The Company defines Adjusted free cash flow as Adjusted EBITDA less capital expenditures, and Adjusted free cash flow margin as the percentage of Adjusted free cash flow relative to net revenue during a given period. The Company defines Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization and stock-based compensation expense. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. dMY and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. dMY and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, dMY and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company. Neither dMY’s nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, dMY and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither dMY nor the Company has independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company and dMY which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Company and dMY. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but dMY and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

Highly Differentiated dMY Technology Franchise

7 transactions in 13 months, deploying $2B in total capital[1]



Harry You
Co-Chairman

- Former EVP, Office of Chairman of EMC
- Former President, CFO and Co-Founder of GTY
- Former CEO of Bearing Point and CFO of Oracle and Accenture



Niccolo De Masi
CEO

- Mobile pioneer – Software & Hardware
- Former CEO of Glu Mobile, Monstermob and Hands-On Mobile
- Chairman of Glu Mobile; Board of IonQ, Jagex, GENI & RSI

dMY Technology Group I NYSE: DMYT	dMY Technology Group II NYSE: DMYD	dMY Technology Group III NYSE: DMYI	dMY Technology Group IV NYSE: DMYQ
RUSH STREET INTERACTIVE Fidelity	genius sports CALEDONIA INVESTMENTS	IONQ[2] Breakthrough Energy, Dell, Hyundai, NEA, Silver Lake, GV, Mubadala, Fidelity	planet.
• $230m in trust • $160m PIPE • Consumer internet	• $276m in trust • $330m PIPE • Sports data	• $300m in trust • $350m PIPE • Quantum computing	• $345m in trust • $200m PIPE • Whole earth data

[1]Includes 4 SPAC IPOs and 3 PIPE announcements.
[2]Definitive merger announced but not yet closed.

3

World Class Team William Marshall Chief Executive Officer, Co- Founder Kevin Weil Ashley Fieglein Johnson Robbie Schingler President, Chief Financial and Chief Strategy Officer, Co-Founder Product and Business Operating Officer Rosanne Saccone Kristi Erickson James Mason Chief Marketing Officer Chief People Officer Senior Vice President of Space Systems Brian Hernacki Charlie Candy Laura Malinasky Senior Vice President of Software Chief Revenue Officer Chief Legal and Compliance Officer 4World Class Team William Marshall Chief Executive Officer, Co- Founder Kevin Weil Ashley Fieglein Johnson Robbie Schingler President, Chief Financial and Chief Strategy Officer, Co-Founder Product and Business Operating Officer Rosanne Saccone Kristi Erickson James Mason Chief Marketing Officer Chief People Officer Senior Vice President of Space Systems Brian Hernacki Charlie Candy Laura Malinasky Senior Vice President of Software Chief Revenue Officer Chief Legal and Compliance Officer 4

Key Investment Highlights The leading provider of daily, global Earth data — 1 mission critical to the worldwide ESG transition Proven innovator in space, data and ML analytics; first 2 mover advantage – significant barriers to entry Established subscription business with multiple levers 3 to capture a massive market opportunity Attractive financial profile with strong operating leverage 4 Experienced management team with a track-record of 5 building market making businesses 5Key Investment Highlights The leading provider of daily, global Earth data — 1 mission critical to the worldwide ESG transition Proven innovator in space, data and ML analytics; first 2 mover advantage – significant barriers to entry Established subscription business with multiple levers 3 to capture a massive market opportunity Attractive financial profile with strong operating leverage 4 Experienced management team with a track-record of 5 building market making businesses 5

Planet indexes the Earth and makes it searchable, the way Google indexes the internet. What will you discover? | 6 6Planet indexes the Earth and makes it searchable, the way Google indexes the internet. What will you discover? | 6 6

Planet is ‘the Bloomberg Terminal’ for Earth Data 7 7Planet is ‘the Bloomberg Terminal’ for Earth Data 7 7

Cloud APIs & integrations AI & ML-ready MOAT 3 Proven Innovator with Data archive for ML training Multiple Compounding Moats Platform and Analytics MOAT 2 Proprietary Big Data Feedback from Faster iteration Customer use More satellites Data-enabled apps Easily add sensors Agile Space Missions Virtuous Cycle Drives MOAT 1 Competitive Differentiation 8 8Cloud APIs & integrations AI & ML-ready MOAT 3 Proven Innovator with Data archive for ML training Multiple Compounding Moats Platform and Analytics MOAT 2 Proprietary Big Data Feedback from Faster iteration Customer use More satellites Data-enabled apps Easily add sensors Agile Space Missions Virtuous Cycle Drives MOAT 1 Competitive Differentiation 8 8

Planet is Years Ahead of the Competition

A Scaled Next Generation Commercial Geospatial Company



Application Ecosystem
& Beyond
Business
Planet Today
ML-Ready, Harmonized Data
2019-2020
Other New Space EO Providers Today
Operational Constellation
2016-2018
← Iterate to Improve Capabilities for Mass Manufacturing & Fleet Operations →
Operational Satellite
2014-2015
← Iterate to Improve Capabilities to be Operational →
Satellite Image
2012-2013
← Iterate Satellite Design →
Prototype Satellite
2010-2011
First Spacecraft Design & Test →
planet.

462 satellites launched to date
30+ petabytes of Earth data
100% of data is **ML-analyzed**[1]
Massive archive for ML training

9

Note: This is an illustrative example of development of EO providers based on market research and Company knowledge and experience. Includes comparison against multiple North American satellite providers and several other international entrants.
[1]ML-analyzed describes Planet's machine learning capabilities.

Planet is a One-to-Many Data Platform

Daily, Global Scanning
→ Revolutionary

Most Frequent Cadence
→ Up to 10 revisits/day[1]

Largest Fleet
→ 10x competition

One-to-**Many** Model
→ Uniquely Scalable

Global Scale

- **200+** Satellites in Orbit
- **~2x** Earth Land Area / Day
- **25TB** Data Captured Daily
- **100%** of Data is ML-analyzed[2]
- **50M+** Detections

Business Metrics

- **$110M+** FY2021A Revenue
- **90%+** Recurring[3]
- **62%** FY2021A PlanetScope Gross Margins[4]
- **73%** of ACV is Multi-Year Deals[5]
- **600+** Customers Across Multiple Verticals[6]

Note: FYE January 31st
[1] Revisits/day is defined as number of times Company satellites image a particular area of interest on a given day.
[2] ML-analyzed describes Planet's machine learning capabilities.
[3] Recurring contracts are defined as those that are either subscription-based or have a minimum commitment of usage.
[4] PlanetScope represents 73% of FY2021A revenue. Gross Profit used to calculate gross margin reflects non-GAAP Gross Profit relative to net revenue. Non-GAAP Gross Profit includes Depreciation & Amortization costs and adds back stock-based compensation classified as cost of goods.
[5] Represents percentage of Company Annual Contract Value contracted with a term that exceeds 1 year.
[6] A customer is defined as a distinct entity which has a commercial relationship with Company, i.e. subscription agreements or one-off purchases of data. As of end of period January 2021.

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Planet is at the Center of Two Multi-Trillion Dollar Global Economic Shifts

$100 T
Cumulative value created by 2025[1]

DIGITAL TRANSFORMATION

Big Data & AI are unleashing a significant opportunity across industry; from Agriculture to Transportation to Forestry to Government, Planet delivers the data needed to create digital efficiencies and reduce cost.

planet.

$53 T
Global ESG assets by 2025[2]

SUSTAINABILITY TRANSFORMATION

Planet can help countries measure their regulations, banks measure their green bonds, **companies measure their ESG goals** – valuing natural systems in the economy.

[1] World Economic Forum – Digital Transformation Initiative. Estimate of value that digitalization could create over the next decade.
[2] Bloomberg – ESG Assets May Hit $53 Trillion by 2025

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Planet's Data is Mission Critical

A field of crops shows early signs of infestation…

and a farmer saves this season's crop yield.

Without daily data

Agriculture companies lose revenue and competitive advantage

A plane departs from a location of interest…

and a government maintains situational awareness and reduces conflict.

Without daily data

Governments lack situational awareness – risking national security and citizen safety.

A paper company can monitor their supply chain…

and track deforestation, a cause of up to 20% of annual Greenhouse Gas emissions[1].

Without daily data

Companies lack information to report important ESG metrics – excluding them from key investor portfolios.

[1] Source: *Measuring Carbon Emissions from Tropical Deforestation, EDF*

12

Established Subscription Business Across Many Large Verticals

Representing Annual Revenue of $110M+, Across 600+ Customers[1]

Agriculture



- Variable Rate Seeding / Fertilizer
- Crop Yield
- Directed Scouting
- Harvest Planning

Defense & Intelligence



- Security & Safety
- Vessel Monitoring
- Natural Resource Protection
- Emergency Response

U.S. National Reconnaissance Office[2]

Multiple Strategic Ministries of Defense in Europe, the Middle East, and Africa

Multiple Strategic Ministries of Defense in Asia Pacific

Multiple Strategic Security & Intelligence Agencies in Latin and South America

Civil



- Permitting & Code Enforcement
- Environmental
- Disaster Management

Mapping / Internet



- Topography
- Road Detection
- GIS

Forestry



- Depletion Measurements
- Supply Chain Sustainability

Energy



- Monitoring
- Spill & Disaster Management

Finance



- ESG Metrics
- Trading Strategies
- Investment Research

Multiple Hedge Funds

Multiple Multinational Investment Banks

Multiple Investment Research Firms

Large Financial Data Provider

Insurance



- Imagery and Signals
- Asset Monitoring
- Risk Assessment

Multiple Agriculture Crop Insurance Firms

Multiple Insuretech Companies

Large Automobile Insurance Company

ESG & Sustainability Relevant to All Vertical Markets

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[1] As of FY2021A, FYE January 31st.
[2] Press advisory by National Reconnaissance Office regarding Planet contract. nro.gov

Planet Has a Massive Market Opportunity



Civil Government / Public Authorities
$29B
Defense & Intelligence
$16B
Industrial/ Supply Chain
$24B
Agriculture
$11B
Forestry
$8B
Sustainable Finance & Insurance
$18B
Energy & Utilities
$22B
+$75bn
Digital Transformation3
(2027E)
+$35bn
Sustainability Transformation2
(2027E)
+$19bn
Satellite Data Services1
(2027E)
Smart Cities & Urban Planning
Security & Safety
Supply Chain Sustainability
Precision Agriculture
Air/Water Pollution Monitoring
Weather Monitoring
Crop Monitoring
Disease & Pest Monitoring
Carbon Footprint Management
Forest Management
Asset Monitoring
Pipeline Monitoring
Risk Management
Carbon Footprint Management

[1] Satellite Data Services Market, Allied Market Research (Dec-2020). [2] Geospatial Analytics Market, Allied Market Research (Nov-2020). [3] Green Technology and Sustainability Market, Allied Market Research (Dec-2020). Vertical market sizes extrapolated by Company estimates based on reports listed above.
Note: Figures reflect global market size.

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Simplifying Earth Data with ML to Deliver High Value in One Platform...

Crop Infestation Detection | Permitting Enforcement | Vessel Detection | Building Damage Detection | Wildfire Risk Mitigation | Illegal Logging Road Detection | Construction Monitoring

Land Cover Classification | Analytics Models/Workflows | Object Detection | Applications | Summary Statistics | Solutions | Change Detection

planet.platform

- Automated data processing
- Computer vision for color-correction
- Harmonized time series

- Data fusion with 3rd party data sets
- Multi-modal data enhancement
- On-demand in the cloud and via API

15

Multiple Levers for Growth Scaling in Expansion into Establish New Sensors Existing Verticals New Platform & Data Sets Verticals Ecosystem Through investment in sales, marketing and Through software Create a robust apps Meet market demand software solutions solutions that move ecosystem with new proprietary up the stack data Additional Advanced Predictive Enable Long-Tail Fusion of Novel Strategic Analytics and Adoption Data Sets Acquisitions Growth Vectors Modeling With simple consumer- To combine new products To accelerate Not Factored Into To deliver customer value like tools for any user and capabilities with all the above Our Model and apps ecosystem synergistic impact by forecasting future outcomes 16Multiple Levers for Growth Scaling in Expansion into Establish New Sensors Existing Verticals New Platform & Data Sets Verticals Ecosystem Through investment in sales, marketing and Through software Create a robust apps Meet market demand software solutions solutions that move ecosystem with new proprietary up the stack data Additional Advanced Predictive Enable Long-Tail Fusion of Novel Strategic Analytics and Adoption Data Sets Acquisitions Growth Vectors Modeling With simple consumer- To combine new products To accelerate Not Factored Into To deliver customer value like tools for any user and capabilities with all the above Our Model and apps ecosystem synergistic impact by forecasting future outcomes 16

Compelling Subscription KPIs

- Predictable Subscription and Usage-Based Model
- Long Term Multi-Year Contracts
- Track Record of Upsell Expansion
- Diverse Customer Base Across Multiple Verticals

90%+
Recurring[1]

70%+
Multi-Year Deals[2]

110%+
Net Dollar Retention Rate

600+
Customers Across Multiple Markets

Note: FYE January 31st
Business metrics as of FY2021.
[1] Recurring contracts are defined as those that are either subscription-based or have a minimum commitment of usage.
[2] Defined as contracts with term lengths longer than 1 year.

17

Strong Growth Over the Last 5 Years… 1 Consolidated Revenue ACV Breakdown ($ in millions) st Fiscal Year Ended January 31 By Revenue Type $ 113 Recurring Other $ 96 92% $ 73 $ 66 By Deal Length $ 43 > 1 Year ≤ 1 Year 73% CY2016A CY2017A CY2018A FY2020A FY2021A Note: Fiscal year changed from December 31st to January 31st in 2019. 1 Annual Contract Value (ACV) is the total amount of value that a customer has agreed to pay for in a 12 month period as of the measurement date. For short-term contracts (<12 months), ACV is equal to total contract value. Usage-based ACV has committed contract minimums. 18 Reflects FY2021A figures. 27% CAGRStrong Growth Over the Last 5 Years… 1 Consolidated Revenue ACV Breakdown ($ in millions) st Fiscal Year Ended January 31 By Revenue Type $ 113 Recurring Other $ 96 92% $ 73 $ 66 By Deal Length $ 43 > 1 Year ≤ 1 Year 73% CY2016A CY2017A CY2018A FY2020A FY2021A Note: Fiscal year changed from December 31st to January 31st in 2019. 1 Annual Contract Value (ACV) is the total amount of value that a customer has agreed to pay for in a 12 month period as of the measurement date. For short-term contracts (<12 months), ACV is equal to total contract value. Usage-based ACV has committed contract minimums. 18 Reflects FY2021A figures. 27% CAGR

Highly Diversified and Differentiated Revenue Base Revenue by Vertical Today Tomorrow (FY2021A) (FY2026E) Revenue $113mm Revenue $693mm 1 Education & Research Commercial Forestry <$5mm 3% 3% Revenue Other Agriculture 4% 14% Mapping 23% Agriculture 6% 25% ISV, BI & Analytics 7% Mapping 17% Finance & Insurance 10% Civil Civil 17% 24% Energy & Defense & Infrastructure Intelligence 10% Defense & Intelligence 22% 15% st 19 Note: FYE January 31 1 Includes Energy & Infrastructure, Education & Research, Commercial Forestry, Finance & Insurance, ISV, BI & Analytics.Highly Diversified and Differentiated Revenue Base Revenue by Vertical Today Tomorrow (FY2021A) (FY2026E) Revenue $113mm Revenue $693mm 1 Education & Research Commercial Forestry <$5mm 3% 3% Revenue Other Agriculture 4% 14% Mapping 23% Agriculture 6% 25% ISV, BI & Analytics 7% Mapping 17% Finance & Insurance 10% Civil Civil 17% 24% Energy & Defense & Infrastructure Intelligence 10% Defense & Intelligence 22% 15% st 19 Note: FYE January 31 1 Includes Energy & Infrastructure, Education & Research, Commercial Forestry, Finance & Insurance, ISV, BI & Analytics.

Strong Pipeline for Near-Term Growth



Potential Upside[1]
Further upside potential driven by strategics and higher close rates on sales pipeline
Revenue ($ in millions)
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
$ 130
$ 191
$ 206
A
B
C
Q2'22E ACV of $130mm demonstrates high visibility to FY2022E revenue
FY2022E
Net Retention
Federal & Civil
International Government
Agriculture / Fusion
Other Commercial
FY2023E
Strategic Partners
FY2023E + Strategic Partner Upside

- **A** Based on 112% net retention rate, which excludes significant upside opportunity for expansion within existing customers
- **B** Based on ~20% close rate on pipeline of business
- **C** Upside to model based on strong momentum from strategic discussions

20

Note: FYE January 31st

[1] References existing Planet pipeline for period shown

Multiple Levers to Accelerate Revenue


$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
Revenue ($ in millions)
65% of FY2022E revenue from committed contracts
$ 130
$ 289
A
B
Increase Sales Account Executives by ~2.5x
Increase Marketing spend by ~2x
FY2022E
Expand within Existing Customers
Land Customers in Core Verticals
Capture New Verticals + Move Up Data Stack
FY2024E

- A Grow Customer Success headcount by ~2x to drive customer retention and upsell
- B Grow Software Engineering headcount by ~2x and develop wide distribution of new products such as Data Fusion

Note: FYE January 31st

"Land Customers in Core Verticals" represents gaining new customers in core verticals of agriculture, government and mapping. "Capture New Verticals + Move up Software Stack" represents gaining new customers in less mature verticals such as Energy & Infrastructure, E&R +Impact, Commercial Forestry, Finance & Insurance, and ISV, BI & Analytics ("Independent Software Vendor, Business Intelligence and Analytics").

21

…And a Path to Significant Scale with Compelling Unit Economics

Consolidated Revenue

($ in millions)



44% CAGR
A
$113
$130
$191
$289
$449
$693
FY2021A
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E

Gross Profit[1]

($ in millions)



B
24%
$27
40%
$52
50%
$95
62%
$180
70%
$314
74%
$515
FY2021A
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E

A 65% of FY2022E revenue from committed contracts

B PlanetScope (~73% of FY2021A Revenue) had gross margins of ~62% in FY2021A (including Depreciation & Amortization)

22

Note: FYE January 31st.

[1] Gross Profit used to calculate gross margin reflects non-GAAP Gross Profit relative to net revenue. Non-GAAP Gross Profit includes Depreciation & Amortization costs and adds back stock-based compensation classified as cost of goods.

Clear Path to Profitability and Robust Cash Flow Generation

Adjusted EBITDA[1]

Unaudited, ($ in millions)


A
(9%)
(28%)
(20%)
(3%)
15%
27%
$(11)
$(36)
$(39)
$(10)
$ 67
$ 187
FY2021A
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E

Adjusted Free Cash Flow[2]

Unaudited, ($ in millions)


B
(36%)
(42%)
(30%)
(15%)
5%
20%
$(41)
$(55)
$(58)
$(43)
$ 24
$ 140
FY2021A
FY2022E
FY2023E
FY2024E
FY2025E
FY2026E

- **A** Transaction proceeds fund growth investments through Adjusted EBITDA breakeven
- **B** Significant FCF generation driven by one-to-many business model and revenue scale relative to maintenance capex for constellation

Note: FYE January 31st.

[1] Adjusted EBITDA is a non-GAAP metric defined as gross profit less operating expenses, add back stock-based compensation and depreciation & amortization, and EBITDA margin as the percentage of EBITDA relative to net revenue during a given period.
[2] Adjusted Free Cash Flow defined as Adjusted EBITDA less capital expenditures, and Adjusted free cash flow margin as the percentage of Adjusted free cash flow relative to net revenue during a given period.

23

A Business Model with Strong Operating Leverage

	Description	Commentary	Long-Term Target[1]
COGS	• Cloud Hosting Costs • Mission Operations Teams • Technical Support • Professional Services	• Low incremental cost to serve a data subscription model • Self-serve model drives high gross margins	15-20%
R&D	• Spacecraft & Engineering Operations • Software Development & Data Science	• R&D investments in tools for enhanced data insights and analytics • Space investments in new ESG data sets and ML-readiness	16-19%
S&M	• Sales (Direct & Channel) • Marketing • Customer Success	• Scalable model through platform ecosystem • Multi-year subscription model drives high Customer Lifetime Value	24-27%
G&A	• Corporate Functions (Finance, HR, Legal, Regulatory) • Overhead allocated across departments	• Scales with absorption of public company costs	6-9%
Capex	• Space Capex includes Bill of Materials, manufacturing, and launch ground stations (non-leased) • Leasehold improvements	• Agile approach drives manufacturing efficiency and reduced Bill of Materials costs • Satellite payback period <1 year	5-8%
		Long-Term FCF[2] Margin:	**20-35%**

24

[1]Represents expense as a percentage of revenue.
[2]Free Cash Flow defined as Adjusted EBITDA less capital expenditures, and free cash flow margin as the percentage of free cash flow relative to net revenue during a given period.

Valuation Overview Image: Shallow Seas, Bahamas – February 4, 2016 25Valuation Overview Image: Shallow Seas, Bahamas – February 4, 2016 25

Proposed Transaction Summary

($ in millions, except per share amounts)

Key Transaction Terms

- Pro forma enterprise value of **$2,250mm**
- Existing Planet shareholders will retain 77% ownership in the pro forma company
- Net proceeds of $434mm (after transaction expenses and paydown of existing debt) will go to the balance sheet[3]

Illustrative Pro Forma Ownership[7]



dMY Shareholders
34.5mm, 12.5%
PIPE Investors
20.0mm, 7.3%
dMY Sponsor[8]
7.8mm, 2.8%
Existing Planet Shareholders[9]
213.5mm, 77.4%

Pro Forma Valuation

Share Price	$ 10.00
Pro Forma Shares Outstanding	276
Equity Value	**$ 2,758**
Pro Forma Net Debt / (Cash)	(508)[1]
Enterprise Value	**$ 2,250**

Sources

dMY IV Shares to Planet Existing Shareholders	$ 2,135[2]
dMY IV Cash Held in Trust	345
PIPE Investment	200
Total Sources	**$ 2,680**

Uses

Cash to Balance Sheet	$ 434[3]
Paydown of Existing Debt	71[4]
Equity to Planet Existing Investors	2,135[5]
Estimated Transaction Expenses	40[6]
Total Uses	**$ 2,680**

[1] Pro Forma Net Debt / (Cash) includes pre-transaction cash of $74mm and cash proceeds of $434mm from the transaction.
[2] Represents 213.5mm pro forma shares owned by Planet existing shareholders valued at $10.00 / share. Excludes unvested equity awards.
[3] $20 million of potential Planet transaction expenses expected to be paid out from the cash to balance sheet. Such transaction expenses could be higher than anticipated.
[4] Includes $65mm of debt and $6mm of repayment fees. Debt repayment excludes convertible debt, which is treated as equity. At the proposed transaction value, all convertible notes are anticipated to convert to common stock of Planet immediately prior to the closing of the DeSPAC at a 20% discount to the consideration per share received by existing Planet equity, and are included in Existing Planet Shareholders share count.
[5] Determined using treasury stock method. Will not be subject to any adjustments to purchase price based on cash, debt and debt-like items or working capital.
[6] Excludes $20mm of potential Planet transaction expenses expected to be paid out upon closing of the merger. Such transaction expenses could be higher than anticipated.
[7] Assumes no redemptions from dMY IV's existing public shareholders. Assumes PIPE shares are issued at a price of $10.00. Excludes unvested equity awards, the impact of dMY IV's warrants (public or private) and 10% LTIP and 2.5% ESPP to be created as part of deSPAC.
[8] Based on 7.8mm founder shares at $10.00. Excludes 0.22mm founder shares subject to earnout based on achievement of $15.00 price per share, 0.22mm founder shares subject to earnout based on achievement of $17.00 price per share, 0.22mm founder shares subject to earnout based on achievement of $19.00 price per share, and 0.22mm founder shares subject to earnout based on achievement of $21.00 price per share any time prior to or as of the 5th anniversary of the closing of the transactions. Excludes 5.93mm Private Placement Warrants held by dMY Sponsor IV, 2.97mm of which will be subject to the same earnout as described above. The remaining Private Placement Warrants have a strike price of $11.50. A small group of investors, including one of dMY Technology Group's independent directors, contributed to dMY's sponsor approximately 55% of the risk capital for an interest in the sponsor corresponding to approximately 30% of the sponsor's founder shares.
[9] Excludes 27mm of earnout shares subject to the same earnout conditions as described above for the sponsor founder shares.
Note: Founders will be issued "high vote" shares with 20:1 voting power. Shares owned by Planet Founders and Directors & Officers of dMY will proportionally be subject to an 18-month lock-up with potential for early release after 12 months if certain conditions are met; shares owned by 5% shareholders of Planet (other than Founders), go-forward Directors & Officers of Planet and other investors in dMY Sponsor subject to a 12-month lock-up with potential for early release after 6 months if certain conditions are met.

26

Identifying the Competitive Universe Planet is Unique and Category-Creating Data Analytics & Infrastructure Peers § Similar long-term growth and margin profile § Predictable, recurring business models § Operating in large, underserved markets § Competitive moats associated with platform and technology capabilities 27Identifying the Competitive Universe Planet is Unique and Category-Creating Data Analytics & Infrastructure Peers § Similar long-term growth and margin profile § Predictable, recurring business models § Operating in large, underserved markets § Competitive moats associated with platform and technology capabilities 27

Operational Benchmarking



CY2021E – CY2024E Revenue CAGR
Median: 32%
51%
39%
37%
34%
32%
29%
24%
24%
planet
zoominfo
CLOUDFLARE
DATADOG
mongoDB.
twilio
Palantir
unity



CY2023E Gross Margin
Median: 77%
62% 1
88%
80%
78%
77%
75%
73%
57%
planet
zoominfo
unity
DATADOG
CLOUDFLARE
Palantir
mongoDB.
twilio
Data Analytics & Infrastructure

Source: Company filings, Wall Street Research, Management Estimates, IBES estimates; market data as of 22-Jun-2021
Note: Peer estimates calendarized to December year end, Planet projections reflect FY metrics (FYE January 31st).
[1] Gross Profit used to calculate gross margin reflects non-GAAP Gross Profit relative to net revenue. Non-GAAP Gross Profit includes Depreciation & Amortization costs and adds back stock-based compensation classified as cost of goods.

28

Valuation Benchmarking EV / CY2022E Revenue Median: 27x 42x 31x 29x 27x 26x 25x 20x 12x 1 Growth Adjusted EV / CY2022E Revenue Median: 0.95x 1.35x 1.10x 0.96x 0.95x 0.88x 0.82x 0.64x 0.24x Data Analytics & Infrastructure Source: Company filings, Wall Street Research, Management Estimates, IBES estimates; market data as of 22-Jun-2021 st 29 Note: Peer estimates calendarized to December year end, Planet projections reflect FY metrics (FYE January 31 ). Planet multiples based on pro forma Enterprise Value of $2,250mm. 1 Calculated as EV / Revenue multiple divided by (CY2021E-CY2023E Revenue CAGR * 100). Valuation Benchmarking EV / CY2022E Revenue Median: 27x 42x 31x 29x 27x 26x 25x 20x 12x 1 Growth Adjusted EV / CY2022E Revenue Median: 0.95x 1.35x 1.10x 0.96x 0.95x 0.88x 0.82x 0.64x 0.24x Data Analytics & Infrastructure Source: Company filings, Wall Street Research, Management Estimates, IBES estimates; market data as of 22-Jun-2021 st 29 Note: Peer estimates calendarized to December year end, Planet projections reflect FY metrics (FYE January 31 ). Planet multiples based on pro forma Enterprise Value of $2,250mm. 1 Calculated as EV / Revenue multiple divided by (CY2021E-CY2023E Revenue CAGR * 100).

Valuation Benchmarking EV / CY2023E Revenue Median: 22x 33x 24x 22x 22x 21x 19x 15x 8x 1 Growth Adjusted EV / CY2023E Revenue Median: 0.65x 1.09x 0.94x 0.82x 0.65x 0.65x 0.55x 0.43x 0.15x Data Analytics & Infrastructure Source: Company filings, Wall Street Research, Management Estimates, IBES estimates; market data as of 22-Jun-2021 st 30 Note: Peer estimates calendarized to December year end, Planet projections reflect FY metrics (FYE January 31 ). Planet multiples based on pro forma Enterprise Value of $2,250mm. 1 Calculated as EV / Revenue multiple divided by (CY2022E-CY2024E Revenue CAGR * 100). Valuation Benchmarking EV / CY2023E Revenue Median: 22x 33x 24x 22x 22x 21x 19x 15x 8x 1 Growth Adjusted EV / CY2023E Revenue Median: 0.65x 1.09x 0.94x 0.82x 0.65x 0.65x 0.55x 0.43x 0.15x Data Analytics & Infrastructure Source: Company filings, Wall Street Research, Management Estimates, IBES estimates; market data as of 22-Jun-2021 st 30 Note: Peer estimates calendarized to December year end, Planet projections reflect FY metrics (FYE January 31 ). Planet multiples based on pro forma Enterprise Value of $2,250mm. 1 Calculated as EV / Revenue multiple divided by (CY2022E-CY2024E Revenue CAGR * 100).

Appendix Image: Lake Tuborg, Canada – May 30, 2015 31Appendix Image: Lake Tuborg, Canada – May 30, 2015 31

Driving Results for Customers

syngenta

Case Study – Agriculture

Goal: Help farmers optimize input and build a stronger business

CHALLENGE

Obtain **granular visibility of the field** to make the right decisions in a timely manner

ACTION

Detect problems, prescribe actions and track progress with **PlanetScope Monitoring**

RESULTS

Farmers spent **less time** in the field scouting, saw **less crop damage** and **reduced input costs**

32

Driving Results for Customers

New Mexico State Land Office

Case Study – State Government

Goal: Help with Permit Enforcement, Compliance & Land Reclamation

CHALLENGE

Enforce regulations cross **9 million acres** of surface land

ACTION

Track leased and to-be-leased land with **PlanetScope Monitoring & Analytics**

RESULTS

Discovered **53 trespasses** and generated **>30% ROI**

33

Driving Results for Customers

NICFI Norway's International Climate and Forest Initiative

Case Study – Government

Goal: Protect global forest ecosystems

CHALLENGE

Identify and track deforestation across the **world's tropical forests**

ACTION

Provide **Monthly Basemaps** imaging of tropics spanning across 70+ countries

RESULTS

4k+ users in 120 countries leveraging insights to reduce deforestation

34

EVER GIVEN • Suez Canal, Egypt • March 28, 2021 • SkySat 0.5m 35EVER GIVEN • Suez Canal, Egypt • March 28, 2021 • SkySat 0.5m 35

SPACEX STARSHIP SN9 & SN10 • Boca Chica, Texas • February 2, 2021 • SkySat 0.5m 36SPACEX STARSHIP SN9 & SN10 • Boca Chica, Texas • February 2, 2021 • SkySat 0.5m 36

LACTEAR DAIRY • Córdoba, Argentina • March 10, 2021 • SkySat 0.5m 37LACTEAR DAIRY • Córdoba, Argentina • March 10, 2021 • SkySat 0.5m 37

TANK FARM • Freeport, Bahamas • February 3, 2021 • SkySat 0.5m 38TANK FARM • Freeport, Bahamas • February 3, 2021 • SkySat 0.5m 38

FAGRADALSFJALL VOLCANO • RGB • Iceland • March 26, 2021 • SkySat 0.5m 39FAGRADALSFJALL VOLCANO • RGB • Iceland • March 26, 2021 • SkySat 0.5m 39

FAGRADALSFJALL VOLCANO • NRG • Iceland • March 26, 2021 • SkySat 0.5m 40FAGRADALSFJALL VOLCANO • NRG • Iceland • March 26, 2021 • SkySat 0.5m 40

NEOM • Tabuk Saudi Arabia • October 25, 2019 • PlanetScope 3M 41NEOM • Tabuk Saudi Arabia • October 25, 2019 • PlanetScope 3M 41

NEOM • Tabuk, Saudi Arabia • March 8, 2021 • PlanetScope 3M 42NEOM • Tabuk, Saudi Arabia • March 8, 2021 • PlanetScope 3M 42

CHIRIBIQUETE NATIONAL PARK • Colombia • January 16, 2021 • PlanetScope 3M 43CHIRIBIQUETE NATIONAL PARK • Colombia • January 16, 2021 • PlanetScope 3M 43

SNOW • Austin, Texas • February 7, 2021 • PlanetScope 3M 44SNOW • Austin, Texas • February 7, 2021 • PlanetScope 3M 44

MOFFETT FIELD • Mountain View, CA • March 27, 2021 • PlanetScope 3M 45MOFFETT FIELD • Mountain View, CA • March 27, 2021 • PlanetScope 3M 45

BUILDINGS & FLOOD RISK• Bangui, Central African Republic • 2019 46BUILDINGS & FLOOD RISK• Bangui, Central African Republic • 2019 46

BUILDINGS & FLOOD RISK• Bangui, Central African Republic • 2019 47BUILDINGS & FLOOD RISK• Bangui, Central African Republic • 2019 47

ROAD & BUILDING DETECTIONS• Cairo, Egypt • February 2021 48ROAD & BUILDING DETECTIONS• Cairo, Egypt • February 2021 48

4949

Reconciliation of Non-GAAP Financials ($ in millions) Non-GAAP Gross Profit Adjusted EBITDA and Adjusted Free Cash Flow FY2021A FY2021A Gross Profit $ 26 Net Income (Loss) $ (127) 1 (+) Stock-Based Compensation 1 (+) Taxes 1 Non-GAAP Gross Profit $ 27 (+) Net Interest and Other Income 39 (+) Depreciation & Amortization 62 (+) Stock-Based Compensation 14 Adjusted EBITDA $ (11) (-) Capex (30) Adjusted Free Cash Flow $ (41) Note: FYE January 31st. 50 1 Reflects stock-based compensation classified under cost of goods. Reconciliation of Non-GAAP Financials ($ in millions) Non-GAAP Gross Profit Adjusted EBITDA and Adjusted Free Cash Flow FY2021A FY2021A Gross Profit $ 26 Net Income (Loss) $ (127) 1 (+) Stock-Based Compensation 1 (+) Taxes 1 Non-GAAP Gross Profit $ 27 (+) Net Interest and Other Income 39 (+) Depreciation & Amortization 62 (+) Stock-Based Compensation 14 Adjusted EBITDA $ (11) (-) Capex (30) Adjusted Free Cash Flow $ (41) Note: FYE January 31st. 50 1 Reflects stock-based compensation classified under cost of goods.

Risk Factors Summary All references below to “we,” “us” or “our” refer to the business of Planet Labs Inc. (the “Company”). The risks described below summarize certain of the risks related to the Company’s business but are not intended to reflect all risks the Company faces or relating to an investment in the Company. A more extensive discussion of these risks will be disclosed in future documents filed or furnished by the Company and/or dMY Technology Group, Inc. IV (“dMY Technology Group”) with the United States Securities and Exchange Commission (“SEC”) following execution of definitive agreements in connection with the proposed transactions between the Company and dMY Technology Group. Risks Related to our Business and Industry § Limited insurance coverage and availability may prevent us from obtaining insurance to cover all risks of loss. § We have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not § Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, gross profit Adjusted EBITDA, Adjusted achieve our expected operating results in the future. operating profit, and Adjusted Free Cash Flow may differ materially from our expectations. § We have a history of operating losses and we anticipate our operating expenses will increase substantially in the foreseeable future. As a result, we may not achieve or § Our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business. sustain profitability in the future. Risks Related to Intellectual Property, Information Technology and Data Security and Privacy § Our daily scan of the Earth is a data set that has not existed before. If the market for our products and services built upon this data set fails to grow as we expect, or if § If we are unable to protect our intellectual property, the value of our brand and other intangible assets may be diminished, and our business may be adversely affected. our current customers or prospective customers fail to adopt our platform, our business, financial condition and results of operations could be harmed. § We may be, in the future, party to intellectual property rights claims and other litigation which are expensive to support, and if resolved adversely, could have a § There is increasing competition from commercial entities and governments in our markets, and if we do not compete effectively, our business, financial condition and significant impact on us. results of operations could be harmed. § If we use open source software inconsistent with our policies and procedures or the license terms applicable to such software, we could be subject to demands to § Our international operations create business and economic risks that could impact our financial results. release material portions of our source code, legal expenses, damages, or costly remediation or disruption to our business. § If we or our third-party service providers experience, or are unable to protect against, cyber-attacks, ransomware, security incidents, or security breaches, or if Risks Related to Legal, Regulatory, Accounting, and Tax Matters unauthorized parties otherwise obtain access to our customers’ data, our data, or our platform, then our platform may be perceived as not being secure, we may § We operate in a highly regulated industry and government regulations may adversely affect our ability to sell our services, may increase the expense of such services or become unable to meet our service level commitments, our reputation may be harmed, demand for our platform and products may be reduced, and we may incur otherwise limit our ability to operate or grow our business. significant liabilities or additional expenses which may not be covered by existing cyber insurance. § We are subject to the requirements of the National Industrial Security Program Operating Manual for the facility security clearance of our subsidiary, Planet Labs § Interruption or failure of our infrastructure, or loss of our data storage, could hurt our ability to effectively perform our daily operations and provide our products and Federal, Inc., which is a prerequisite to our ability to perform services requiring classified personnel for the U.S. government. services, which could damage our reputation and harm our operating results. § We are subject to anti-corruption, anti-bribery, anti-money laundering and similar laws, and non-compliance with such laws can subject us to criminal and/or civil liability § We process, store and use personal information and other data, which subjects us to governmental regulation and other legal obligations related to privacy, and any and harm our business. failure to comply with such obligations could harm our business. § Failure to comply with governmental laws and regulations could harm our business. § We may experience a number of issues such as delayed launches, we may suffer launch failures, our satellites may fail to reach their planned orbital locations, the cost § Our policies regarding customer confidential information and support for individual privacy and civil liberties could cause us to experience adverse business and of satellite launches may significantly increase and or satellite launch providers may not have sufficient capacity. An y such issue could result in the loss of our satellites reputational consequences. or cause significant delays in their deployment, which could harm our business, prospects, financial condition an d results of operations. § We could be subject to changes in tax rates or the adoption of new tax legislation, whether in or out of the United States, or could otherwise have exposure to additional § We may experience a failure of ground operations infrastructure, interference with our satellite signals or geomagnetic solar storms that impair the performance of our tax liabilities, which could harm our business. satellites, which could harm our business, prospects, financial condition and results of operations. § Our results of operations may be harmed if we are required to collect sales and use, gross receipts, value-added, or similar taxes for our products in jurisdictions where § Our satellites may not be able to capture Earth images due to weather, natural disasters or other external factors, or as a result of constellation of satellites having we have not historically done so. restrained capacity. § We may not be able to utilize a significant portion of our net operating loss, which could adversely affect our potential profitability. § If we are unable to develop and release product and service enhancements and new products and services to respond to rapid technological change, or to develop new § Our customers may fail to pay us in accordance with the terms of their agreements, necessitating action by us to compel payment. designs and technologies for our satellites, in a timely and cost-effective manner, our business, financial condition and results of operations could be harmed. § Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States. § Our business depends, in part, on sales to large enterprises and U.S. and foreign governmental entities, which are subject to a number of challenges and risks that may § If our judgments or estimates relating to our critical accounting policies are based on assumptions that change or prove to be incorrect, our results of operations could make our sales cycle, forecasting processes, and deployment processes more difficult to predict, require greater time and expense or negatively impact our business. fall below expectations of securities analysts and investors, resulting in a decline in our stock price. § The competitive position of our products depends in part on their ability to operate with third-party products and services, and if we are not successful in maintaining and Additional Risks Related to Ownership of Planet Common Stock Following the Business Combination and Planet Operating as a Public Company expanding the compatibility of our products with such third-party products and services, our business, financial position, and operating condition and results of § The price of Planet’s common stock and warrants may be volatile. operations could be harmed. § The SEC has recently issued guidance on the accounting treatment of warrants. Such guidance may require us to restate or revise our financial statements, make new § If our satellites fail to operate as intended, our ability to collect imagery and market our products and services successfully could be materially and adversely affected. SEC filings or file amendments to existing filings or amend certain provisions of our warrant agreement. § Our revenue, results of operations and reputation may be negatively impacted if our products fail to meet contractual requirements or our products contain defects or fail § We have broad discretion in how we use the net proceeds from the Business Combination, and we may not use them effectively. to operate in the expected manner. § If securities or industry analysts either do not publish research about us, or publish inaccurate or unfavorable research about us, our business, or our market, or, if such § We are partially dependent on resellers of our imagery for a portion of our revenue. If these resellers fail to market or sell our products and services successfully, our analysts change their recommendations regarding our common stock adversely, the trading price or trading volume of our common stock could decline. business would be harmed. § We do not intend to pay cash dividends for the foreseeable future. § Downturns or volatility in general economic conditions, including as a result of the current COVID-19 pandemic or any other outbreak of an infectious disease, could § We may be subject to securities litigation, which is expensive and could divert management attention. have a material adverse effect on our business, financial condition, results of operations and liquidity. § Future resales of common stock after the consummation of the Business Combination may cause the market price of our securities to drop significantly, even if our § Our business, financial condition, results of operations, and prospects may be harmed if we are unable to sell our existing and new customers multiple of our data business is doing well. solutions. § The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may § We depend on a limited number of suppliers for critical supplies and services, for research, development, manufacturing and launch of our satellites, which could in turn divert from Planet’s business operations. harm our business, prospects, financial condition and results of operations. The loss of any one or more of these suppliers or their failure to supply us with the § If Planet fails to maintain effective internal control over financial reporting at a reasonable assurance level, Planet may not be able to accurately report Planet’s financial necessary supplies or services on a timely basis could cause delays in our research, development or satellite manufacturing and adversely affect our business. results, which could have a material adverse effect on Planet’s operations, investor confidence in Planet’s business and the trading prices of Planet’s securities. § We may be unable to establish supply relationships for necessary components and may be required to develop alternative relationships with different component § Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for us to effectuate the Business Combination, require substantial financial and suppliers, which could delay the introduction of our products, increase the costs for components more than anticipated, and negatively impact our business. management resources and increase the time and costs of completing a business combination. § The effects of the ongoing COVID-19 pandemic have materially affected how we and our customers, vendors, and partners are operating our businesses, and the § We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available duration and extent to which this will negatively impact our future business and operations, results of operations, financial condition, and cash flows remain uncertain. to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public § We have limited experience with respect to determining the optimal prices and pricing structures for our products and services which may impact our financial results. companies. § The loss of one or more of our key personnel, or our failure to attract, hire, retain and train other highly qualified personnel in the future, could harm our business, § The dual class structure of our post-Business Combination common stock will have the effect of concentrating voting power with New Planet’s Chief Executive Officer financial condition and results of operations. and Co-Founder and Chief Strategy Officer and Co-Founder, which will limit an investor’s ability to influence the outcome of important transactions, including a change § We believe our long-term value as a company will be greater if we focus on growth, which may negatively impact our profitability. in control. § Failure to effectively develop and expand our sales and marketing capabilities could harm our ability to increase our customer base and achieve broader market § We cannot predict the impact New Planet’s dual class structure may have on the stock price of New Planet Class A common stock. acceptance of our products and platform. § Delaware law and provisions in our post-Business Combination amended and restated certificate of incorporation and amended and restated bylaws could make a § We have substantial customer concentration, with a limited number of customers accounting for a substantial portion of our revenues and accounts receivable. takeover proposal more difficult. § Our business is capital intensive and we may not be able to raise adequate capital to finance our business strategies, or we may be able to do so only on terms that § Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of significantly restrict our ability to operate our business, and as a result raises substantial doubt about our ability to continue as a going concern. money available to us. § Our indebtedness could adversely affect our financial condition, our ability to raise additional capital to fund our operations, our ability to operate our business, our ability § Our post-Business Combination amended and restated certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive to react to changes in the economy or our industry and our ability to pay our debts and could divert our cash flow from operations for debt payments. forum for certain types of actions and proceedings and the federal district courts as the sole and exclusive forum for other types of actions and proceedings, in each § We have experienced, and expect to continue to experience, seasonality in our business and fluctuations in our operating results due to usage-based contracts. case, that may be initiated by New Planet’s stockholders, which could limit New Planet’s stockholders’ ability to obtain what such stockholders believe to be a favorable § We may face exposure to foreign currency exchange rate fluctuations. judicial forum for disputes with New Planet or New Planet’s directors, officers or other employees. § We rely upon third-party providers of cloud-based infrastructure to host our products. Any disruption in the operations of these third-party providers, limitations on § Following the Business Combination, we will operate as a Delaware public benefit corporation. As a public benefit corporation, we cannot provide any assurance that we capacity or interference with our use could adversely affect our business, financial condition and results of operations. will achieve our public benefit purpose. § Our business depends on a strong brand. If we are not able to maintain and enhance our brand, our ability to retain or expand our base of customers will be impaired § As a public benefit corporation, our focus on a specific public benefit purpose and producing a positive effect for society may negatively impact our financial and our business and operating results will be harmed. performance. § If we cannot maintain our company culture as we grow, our success and our business and competitive position may be harmed. § Our directors have a fiduciary duty to consider not only our stockholders' interests, but also our specific public benefit and the interests of other stakeholders affected by § Our past and future acquisitions will require significant management attention. Our acquisitions could disrupt our business, dilute stockholder value or adversely affect our actions. If a conflict between such interests arises, there is no guarantee such a conflict would be resolved in favor of our stockholders. our operating results. § As a Delaware public benefit corporation, we may be subject to increased derivative litigation concerning our duty to balance stockholder and public benefit interest, the 51§ Issues in the use of artificial intelligence, including machine learning and computer vision (together, “AI”), in our geospatial data and analytics platforms may result in occurrence of which may have an adverse impact on our financial condition and results of operations. reputational harm or liability.Risk Factors Summary All references below to “we,” “us” or “our” refer to the business of Planet Labs Inc. (the “Company”). The risks described below summarize certain of the risks related to the Company’s business but are not intended to reflect all risks the Company faces or relating to an investment in the Company. A more extensive discussion of these risks will be disclosed in future documents filed or furnished by the Company and/or dMY Technology Group, Inc. IV (“dMY Technology Group”) with the United States Securities and Exchange Commission (“SEC”) following execution of definitive agreements in connection with the proposed transactions between the Company and dMY Technology Group. Risks Related to our Business and Industry § Limited insurance coverage and availability may prevent us from obtaining insurance to cover all risks of loss. § We have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not § Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, gross profit Adjusted EBITDA, Adjusted achieve our expected operating results in the future. operating profit, and Adjusted Free Cash Flow may differ materially from our expectations. § We have a history of operating losses and we anticipate our operating expenses will increase substantially in the foreseeable future. As a result, we may not achieve or § Our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business. sustain profitability in the future. Risks Related to Intellectual Property, Information Technology and Data Security and Privacy § Our daily scan of the Earth is a data set that has not existed before. If the market for our products and services built upon this data set fails to grow as we expect, or if § If we are unable to protect our intellectual property, the value of our brand and other intangible assets may be diminished, and our business may be adversely affected. our current customers or prospective customers fail to adopt our platform, our business, financial condition and results of operations could be harmed. § We may be, in the future, party to intellectual property rights claims and other litigation which are expensive to support, and if resolved adversely, could have a § There is increasing competition from commercial entities and governments in our markets, and if we do not compete effectively, our business, financial condition and significant impact on us. results of operations could be harmed. § If we use open source software inconsistent with our policies and procedures or the license terms applicable to such software, we could be subject to demands to § Our international operations create business and economic risks that could impact our financial results. release material portions of our source code, legal expenses, damages, or costly remediation or disruption to our business. § If we or our third-party service providers experience, or are unable to protect against, cyber-attacks, ransomware, security incidents, or security breaches, or if Risks Related to Legal, Regulatory, Accounting, and Tax Matters unauthorized parties otherwise obtain access to our customers’ data, our data, or our platform, then our platform may be perceived as not being secure, we may § We operate in a highly regulated industry and government regulations may adversely affect our ability to sell our services, may increase the expense of such services or become unable to meet our service level commitments, our reputation may be harmed, demand for our platform and products may be reduced, and we may incur otherwise limit our ability to operate or grow our business. significant liabilities or additional expenses which may not be covered by existing cyber insurance. § We are subject to the requirements of the National Industrial Security Program Operating Manual for the facility security clearance of our subsidiary, Planet Labs § Interruption or failure of our infrastructure, or loss of our data storage, could hurt our ability to effectively perform our daily operations and provide our products and Federal, Inc., which is a prerequisite to our ability to perform services requiring classified personnel for the U.S. government. services, which could damage our reputation and harm our operating results. § We are subject to anti-corruption, anti-bribery, anti-money laundering and similar laws, and non-compliance with such laws can subject us to criminal and/or civil liability § We process, store and use personal information and other data, which subjects us to governmental regulation and other legal obligations related to privacy, and any and harm our business. failure to comply with such obligations could harm our business. § Failure to comply with governmental laws and regulations could harm our business. § We may experience a number of issues such as delayed launches, we may suffer launch failures, our satellites may fail to reach their planned orbital locations, the cost § Our policies regarding customer confidential information and support for individual privacy and civil liberties could cause us to experience adverse business and of satellite launches may significantly increase and or satellite launch providers may not have sufficient capacity. An y such issue could result in the loss of our satellites reputational consequences. or cause significant delays in their deployment, which could harm our business, prospects, financial condition an d results of operations. § We could be subject to changes in tax rates or the adoption of new tax legislation, whether in or out of the United States, or could otherwise have exposure to additional § We may experience a failure of ground operations infrastructure, interference with our satellite signals or geomagnetic solar storms that impair the performance of our tax liabilities, which could harm our business. satellites, which could harm our business, prospects, financial condition and results of operations. § Our results of operations may be harmed if we are required to collect sales and use, gross receipts, value-added, or similar taxes for our products in jurisdictions where § Our satellites may not be able to capture Earth images due to weather, natural disasters or other external factors, or as a result of constellation of satellites having we have not historically done so. restrained capacity. § We may not be able to utilize a significant portion of our net operating loss, which could adversely affect our potential profitability. § If we are unable to develop and release product and service enhancements and new products and services to respond to rapid technological change, or to develop new § Our customers may fail to pay us in accordance with the terms of their agreements, necessitating action by us to compel payment. designs and technologies for our satellites, in a timely and cost-effective manner, our business, financial condition and results of operations could be harmed. § Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States. § Our business depends, in part, on sales to large enterprises and U.S. and foreign governmental entities, which are subject to a number of challenges and risks that may § If our judgments or estimates relating to our critical accounting policies are based on assumptions that change or prove to be incorrect, our results of operations could make our sales cycle, forecasting processes, and deployment processes more difficult to predict, require greater time and expense or negatively impact our business. fall below expectations of securities analysts and investors, resulting in a decline in our stock price. § The competitive position of our products depends in part on their ability to operate with third-party products and services, and if we are not successful in maintaining and Additional Risks Related to Ownership of Planet Common Stock Following the Business Combination and Planet Operating as a Public Company expanding the compatibility of our products with such third-party products and services, our business, financial position, and operating condition and results of § The price of Planet’s common stock and warrants may be volatile. operations could be harmed. § The SEC has recently issued guidance on the accounting treatment of warrants. Such guidance may require us to restate or revise our financial statements, make new § If our satellites fail to operate as intended, our ability to collect imagery and market our products and services successfully could be materially and adversely affected. SEC filings or file amendments to existing filings or amend certain provisions of our warrant agreement. § Our revenue, results of operations and reputation may be negatively impacted if our products fail to meet contractual requirements or our products contain defects or fail § We have broad discretion in how we use the net proceeds from the Business Combination, and we may not use them effectively. to operate in the expected manner. § If securities or industry analysts either do not publish research about us, or publish inaccurate or unfavorable research about us, our business, or our market, or, if such § We are partially dependent on resellers of our imagery for a portion of our revenue. If these resellers fail to market or sell our products and services successfully, our analysts change their recommendations regarding our common stock adversely, the trading price or trading volume of our common stock could decline. business would be harmed. § We do not intend to pay cash dividends for the foreseeable future. § Downturns or volatility in general economic conditions, including as a result of the current COVID-19 pandemic or any other outbreak of an infectious disease, could § We may be subject to securities litigation, which is expensive and could divert management attention. have a material adverse effect on our business, financial condition, results of operations and liquidity. § Future resales of common stock after the consummation of the Business Combination may cause the market price of our securities to drop significantly, even if our § Our business, financial condition, results of operations, and prospects may be harmed if we are unable to sell our existing and new customers multiple of our data business is doing well. solutions. § The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may § We depend on a limited number of suppliers for critical supplies and services, for research, development, manufacturing and launch of our satellites, which could in turn divert from Planet’s business operations. harm our business, prospects, financial condition and results of operations. The loss of any one or more of these suppliers or their failure to supply us with the § If Planet fails to maintain effective internal control over financial reporting at a reasonable assurance level, Planet may not be able to accurately report Planet’s financial necessary supplies or services on a timely basis could cause delays in our research, development or satellite manufacturing and adversely affect our business. results, which could have a material adverse effect on Planet’s operations, investor confidence in Planet’s business and the trading prices of Planet’s securities. § We may be unable to establish supply relationships for necessary components and may be required to develop alternative relationships with different component § Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for us to effectuate the Business Combination, require substantial financial and suppliers, which could delay the introduction of our products, increase the costs for components more than anticipated, and negatively impact our business. management resources and increase the time and costs of completing a business combination. § The effects of the ongoing COVID-19 pandemic have materially affected how we and our customers, vendors, and partners are operating our businesses, and the § We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available duration and extent to which this will negatively impact our future business and operations, results of operations, financial condition, and cash flows remain uncertain. to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public § We have limited experience with respect to determining the optimal prices and pricing structures for our products and services which may impact our financial results. companies. § The loss of one or more of our key personnel, or our failure to attract, hire, retain and train other highly qualified personnel in the future, could harm our business, § The dual class structure of our post-Business Combination common stock will have the effect of concentrating voting power with New Planet’s Chief Executive Officer financial condition and results of operations. and Co-Founder and Chief Strategy Officer and Co-Founder, which will limit an investor’s ability to influence the outcome of important transactions, including a change § We believe our long-term value as a company will be greater if we focus on growth, which may negatively impact our profitability. in control. § Failure to effectively develop and expand our sales and marketing capabilities could harm our ability to increase our customer base and achieve broader market § We cannot predict the impact New Planet’s dual class structure may have on the stock price of New Planet Class A common stock. acceptance of our products and platform. § Delaware law and provisions in our post-Business Combination amended and restated certificate of incorporation and amended and restated bylaws could make a § We have substantial customer concentration, with a limited number of customers accounting for a substantial portion of our revenues and accounts receivable. takeover proposal more difficult. § Our business is capital intensive and we may not be able to raise adequate capital to finance our business strategies, or we may be able to do so only on terms that § Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of significantly restrict our ability to operate our business, and as a result raises substantial doubt about our ability to continue as a going concern. money available to us. § Our indebtedness could adversely affect our financial condition, our ability to raise additional capital to fund our operations, our ability to operate our business, our ability § Our post-Business Combination amended and restated certificate of incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive to react to changes in the economy or our industry and our ability to pay our debts and could divert our cash flow from operations for debt payments. forum for certain types of actions and proceedings and the federal district courts as the sole and exclusive forum for other types of actions and proceedings, in each § We have experienced, and expect to continue to experience, seasonality in our business and fluctuations in our operating results due to usage-based contracts. case, that may be initiated by New Planet’s stockholders, which could limit New Planet’s stockholders’ ability to obtain what such stockholders believe to be a favorable § We may face exposure to foreign currency exchange rate fluctuations. judicial forum for disputes with New Planet or New Planet’s directors, officers or other employees. § We rely upon third-party providers of cloud-based infrastructure to host our products. Any disruption in the operations of these third-party providers, limitations on § Following the Business Combination, we will operate as a Delaware public benefit corporation. As a public benefit corporation, we cannot provide any assurance that we capacity or interference with our use could adversely affect our business, financial condition and results of operations. will achieve our public benefit purpose. § Our business depends on a strong brand. If we are not able to maintain and enhance our brand, our ability to retain or expand our base of customers will be impaired § As a public benefit corporation, our focus on a specific public benefit purpose and producing a positive effect for society may negatively impact our financial and our business and operating results will be harmed. performance. § If we cannot maintain our company culture as we grow, our success and our business and competitive position may be harmed. § Our directors have a fiduciary duty to consider not only our stockholders' interests, but also our specific public benefit and the interests of other stakeholders affected by § Our past and future acquisitions will require significant management attention. Our acquisitions could disrupt our business, dilute stockholder value or adversely affect our actions. If a conflict between such interests arises, there is no guarantee such a conflict would be resolved in favor of our stockholders. our operating results. § As a Delaware public benefit corporation, we may be subject to increased derivative litigation concerning our duty to balance stockholder and public benefit interest, the 51§ Issues in the use of artificial intelligence, including machine learning and computer vision (together, “AI”), in our geospatial data and analytics platforms may result in occurrence of which may have an adverse impact on our financial condition and results of operations. reputational harm or liability.